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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                          NORTHFIELD LABORATORIES INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                          NORTHFIELD LABORATORIES INC.
                        1560 Sherman Avenue, Suite 1000
                         Evanston, Illinois 60201-4800





                                                                 August 28, 2000

Dear Fellow Stockholder:

We have previously sent to you proxy material for the Annual Meeting of Stockholders of Northfield Laboratories Inc. to be held on October 12, 2000. YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSALS ON THE AGENDA.

YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. Please vote TODAY by signing and returning the enclosed proxy card in the postage-paid envelope provided.

Thank you for your support.

Sincerely,

/s/ Jack J. Kogut

Jack J. Kogut
Secretary





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            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor:

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE AT 1-888-750-5834.

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